UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 20, 1996




                               AVANT! CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                       0-25864                94-3133226
        --------                       -------                ----------
(State or other jurisdiction of       (Commission           (I.R.S Employer
 incorporation)                       File Number)          Identification No.)


              1208 East Arques Avenue, Sunnyvale, California 94086 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (408) 738-8881

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ITEM 4.  Changes in Registrant's Certifying Accountant.

         As  of  December  12,  1996,  the  Registrant  has  dismissed   Roberts
Accountancy Corporation as the independent accountant for Anagram, Inc. ("Anagram"), the Registrant's wholly owned subsidiary and appointed KPMG Peat Marwick LLP as principal accountants. The Registrant acquired Anagram on September 27, 1996, and the Registrant's principal accountants previously expressed reliance on Roberts Accountancy Corporation's report in the Registrant's Registration Statement on Form S-4 (File No. 333-11659). The Audit Committee of the board of directors of the Registrant has approved the decision to change accountants.

         The reports of Roberts Accountancy Corporation on Anagram's financial statements for each of the two years in the period ended December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of Anagram's financial statements for the two years ended December 31, 1995 and the subsequent interim periods prior to September 20, 1996, there were no disagreements between Anagram and Roberts Accouncy Corporation on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Roberts Accountancy Corporation, would have caused Roberts Accountancy Corporation to make reference to the matter in their reports.

         There were no reportable  events (as defined in Regulation S-K Item 304
(a)(1)(v)) during the two years ended December 31, 1995 and the subsequent interim periods prior to September 20, 1996.

         The Registrant requested Roberts Accountancy Corporation to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Roberts Accountancy Corporation agrees with the above statements, which letter is attached hereto as exhibit 16.1.

Item 5. Other Events.

         On October 29, 1996 and November 27, 1996, the Company consummated transactions to acquire Meta-Software, Inc. ("Meta") and FrontLine Design Automation, Inc.("FrontLine"), respectively, in transactions accounted for as poolings-of-interest. The Company is currently undertaking to file a Form S-3 to register the shares issued in connection with the acquisition of FrontLine. In accordance with SEC requirements, the Company is providing supplemental selected financial data, supplemental quarterly financial information, supplemental management's discussion and analysis of financial condition and results of operations, and supplemental consolidated financial statements which give effect to the acquisition of Meta and FrontLine. These supplemental financial statements will become the historical financial statements of Avant! Corporation and subsidiaries after financial statements covering the respective dates of the consummation of the business combinations are issued.

         In addition, the Company is providing historical selected financial data, historical quarterly financial information, historical management's discussion and analysis, and historical consolidated financial statements which give effect to the acquisition of Anagram, Inc., which was consummated on September 27, 1996.

         The financial information referenced above is set forth as summarized in the following index:

Supplemental Financial Information:

Selected Supplemental  Financial Data ...........................        SF-A
Selected Supplemental Quarterly Consolidated Financial
  Information ...................................................        SF-B
Management's Discussion and Analysis of Supplemental Financial
  Condition and Results of Operations ...........................        SMD&A
Supplemental Consolidated Financial Statements ..................         SF

Historical Financial Information:

Selected Financial Data .........................................        F-A
Selected Quarterly Financial Information ........................        F-B
Management's Discussion and Analysis of  Financial
  Condition and Results of Operations ...........................        MD&A
Consolidated Financial Statements ...............................         F

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

    Exhibit
    Number      Description
    ------      -----------
     16.1       Letter of Roberts Accountancy Corporation
                  regarding change in certfying accountant.

                Supplemental Financial Information:

     99.1       Selected Supplemental Consolidated Financial Data
     99.1       Selected Supplemental Quarterly Financial Information
     99.1       Management's Discussion and Analysis
                  of Supplemental Financial Condition and Results of Operations
     99.1       Supplemental Consolidated Financial Statements


                Historical Financial Information:

     99.2       Selected Consolidated Financial Data
     99.2       Selected Quarterly Financial Information
     99.2       Management's Discussion and Analysis
                  of Financial Condition and Results of Operations
     99.2       Consolidated Financial Statements

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AVANT! CORPORATION.
                                     -------------------
                                            (Registrant)


Date:  December 20, 1996             /s/  JOHN P. HUYETT
       -----------------             ------------------------------------------
                                     John P. Huyett, Vice President of Finance,
                                     Chief Financial Officer and Principal

                                     Accounting Officer